                                                                    Exhibit 10.1

                        ASSET PURCHASE AND SALE AGREEMENT

            THIS ASSET PURCHASE AND SALE AGREEMENT is made this 18th day of
August, 2004, by and between JOEL, INC., a Pennsylvania corporation (hereinafter called "Seller"), and THE QUIGLEY CORPORATION, a Nevada corporation, or a wholly-owned subsidiary thereof as its nominee (hereinafter "Buyer").

            Seller operates two businesses known as Simon Candy Company, located in Elizabethtown, PA, and Pharmaloz, located in Lebanon, PA (collectively, the
"Business"). The Business involves the manufacturing, packaging, distribution and sale of OTC lozenges and related products under FDA licensing, and the manufacturing, packaging, distribution and sale of hard candy products. Buyer desires to purchase, and Seller desire to sell, all of the assets of the
Business described in this Agreement. In addition, Buyer has agreed to purchase the parcels of real estate on which the Business is located, in accordance with the terms of this Agreement.

            NOW, THEREFORE, in consideration of the premises and the covenants and conditions hereinafter contained, the parties, with the intention of being legally bound, covenant and agree as follows:

            1. INCORPORATION OF RECITALS AND EXHIBITS. The above recitals and each Schedule and Exhibit identified in this Agreement are made a part of this
Agreement by such reference.

            2. SALE AND PURCHASE OF ASSETS.

            2.1. ASSETS OF SELLER'S BUSINESS. Subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell, transfer, and assign to Buyer, the following assets owned by
Seller (and none other) (together with the Real Estate (as hereinafter defined), the "Acquired Assets"):

               2.1.1 All fixtures, furnishings, office equipment, office
supplies, machinery, manufacturing equipment, tools and replacement parts located at the Pharmaloz facility, 500 N. 15th Avenue, Lebanon, PA 17046, and the Simon Candy facility, 31 North Spruce Street, Elizabethtown, PA 17022, as
set forth on Schedule 2.1.1 hereto, and all warranties and agreements pertaining thereto (to the extent transferable), it being understood that tools and replacement parts will not be listed on Schedule 2.1.1 and that all tools and replacement parts on the premises will be included in the assets sold hereunder;

               2.1.2 All computer equipment, computer systems and software of the Business, as set forth on Schedule 2.1.2 hereto, and all warranties and agreements pertaining thereto;

               2.1.3 All material, inventory (including work-in-process), and supplies of the Business on hand as of the Closing (as defined in paragraph 4), it being agreed that such inventory shall be as described in paragraph 5.1.5 and shall have a value, based upon Seller's cost, of at least $900,000 (Simon Candy inventory shall have a value of at least $530,000 and Pharmaloz inventory shall have a value of at least $370,000) as of the Closing Date. Seller shall be permitted to sell, at any time up to Closing, any of the inventory in the ordinary course of its business, and shall be entitled to retain all of the sale proceeds; provided, however, that in the event the inventory value at Closing is
$25,000 more or less than $900,000, the purchase price shall be adjusted as provided in paragraph 3.1.3. A physical inspection of the inventory shall be made the day prior to the Closing Date by representatives of Seller and Buyer, and the parties shall prepare a list of the inventory, with a calculation of the value of the inventory;

               2.1.4 All records, files, and information pertaining to the manufacturing of Cold-Eeze lozenges or any other products manufactured at the
Pharmaloz or Simon Candy locations;

               2.1.5 All intangible property, know-how and confidential
information pertaining to the manufacturing of Cold-Eeze lozenges or any other products manufactured at the Pharmaloz or Simon Candy locations;

               2.1.6 All licenses, permits and approvals for the manufacturing of OTC products (to the extent transferable), including FDA and MCA licensing, as set forth on Schedule 2.1.6;

               2.1.7 All lists or information pertaining to customers,
suppliers, vendors, clients, prospective clients or customers, manufacturers, distributors, and dealers (as used herein the term "list" shall include the name, address, phone number and contact person for each person or entity listed), as set forth on Schedule 2.1.7 hereto;

               2.1.8 Telephone and fax numbers and listings, web sites, and internet addresses for the Business;

               2.1.9 The name "JOEL", and the trademarks and trade names
"Simon's", "It's a Boy", "It's a Girl", and "College Farm", "Wedjeez", and
"Pharmaloz";

               2.1.10 Goodwill of the Business; and

               2.1.11 Seller's leasehold interest in the licenses and equipment
(to the extent assignable) listed upon Schedule 2.1.11 hereto.

            2.2 REAL ESTATE. Buyer further agrees to purchase from Seller, and
Seller agrees to sell to Buyer, the parcels of real estate on which Seller's business is conducted, namely 500 N. 15th Avenue, Lebanon, PA 17046 and 31 North
Spruce Street, Elizabethtown, PA 17022 (collectively, the "Real Estate"), upon the following terms:

               2.2.1 Buyer's obligation to proceed to Closing is contingent upon
Buyer obtaining, on or before the conclusion of the due diligence period referenced in paragraph 3.3, a satisfactory Phase I environmental assessment report (the "Report") for the Real Estate, satisfactory to Buyer in its sole reasonable discretion, providing that no toxic wastes, hazardous wastes, hazardous substances, petroleum, asbestos, asbestos-containing materials, PCB's,
PCB-containing materials, urea, formaldehyde and/or radon have been released from or onto or are present on or in the subject premises or any improvement thereon or any part thereof; that the subject premises are in compliance with all applicable federal, state and local environmental statutes, ordinances, regulations and rules; that there are no conditions on the subject premises which may require removal, remediation or corrective action under any applicable

                                       2

federal, state or local environmental statutes, ordinances, regulations or rules; that no operations or conditions on properties surrounding the subject premises pose a risk that toxic or hazardous substances or waste may be released onto the subject premises. In the event that the Report is not satisfactory to
Buyer, Buyer may terminate this Agreement as provided in paragraph 3.3.1, and in such event, the Deposit (as defined in paragraph 3.1.1 below) shall be returned to Buyer, this Agreement shall be null and void and thereafter the parties hereto shall have no further liabilities or obligations each to the other.

               2.2.2 The Real Estate is to be conveyed free and clear of all liens, encumbrances, and easements, EXCEPTING HOWEVER, existing building restrictions, ordinances, easements of roads, privileges or rights of public service companies, and any other restrictions or conditions of record, that do not, in Buyer's sole reasonable opinion, affect the use or marketability of the
Real Estate; otherwise the title to the herein described lot or piece of ground shall be good and marketable and such as will be insured by any reputable Title
Insurance Company at the regular rates. Buyer shall notify Seller, in writing, of any objectionable title restrictions within the Due Diligence Period (as defined in paragraph 3.3 below), and if such objections are not resolved to
Buyer's satisfaction by the conclusion of the Due Diligence Period, Buyer may terminate this Agreement as provide in paragraph 3.3.1, and in such event, the
Deposit shall be returned to Buyer, this Agreement shall be null and void and thereafter the parties hereto shall have no further liabilities or obligations each to the other.

            If Buyer fails to timely notify Seller in writing of any objections to title, then Buyer agrees that any title objections are waived and title shall be deemed acceptable to Buyer.

               2.2.3 Taxes, rents, interest on mortgage encumbrances, water and sewer rental, if any, shall be apportioned pro rata as of the date of settlement. All Real Estate Transfer Taxes imposed by any government body shall be borne equally by Seller and Buyer.

               2.2.4 Tender of an executed deed and purchase money is hereby waived.

               2.2.5 All plumbing, heating and lighting fixtures, and systems appurtenant thereto, and forming a part thereof, as well as all ranges, and other permanent fixtures, together with screens, shades and awnings, if any, and all trees, shrubbery and plants now in or on the Real Estate herein intended to be conveyed, unless specifically excepted in this Agreement, are included in the sale and purchase price, and shall become the property of Buyer at the time of settlement of this transaction.

               2.2.6 Any loss or damage to the Real Estate caused by fire or other casualty between the date of this Agreement and the time of settlement which results in Seller's manufacturing and laboratory facilities being inoperable for more than 24 hours shall be immediately repaired by Seller, at
Seller's expense, such that the Real Estate and Improvements are in operating condition at the time of Closing. In the event Seller is unwilling or unable to effectuate such repairs, Buyer may void this Agreement. Buyer shall void this
Agreement by giving written notice of same to Seller, and in such event, all deposit monies together with interest shall be returned to Buyer, and thereafter, the parties hereto shall have no further liabilities or obligations each to the other.

                                       3

               2.2.7 [Intentionally omitted]

               2.2.8 Except as otherwise expressly set forth herein, Buyer agrees to accept the Real Estate at Closing in its condition at that time provided it is in substantially the same condition as at the time of this
Agreement, subject to ordinary wear and tear, and further agrees and confirms that, (i) Seller, nor any agent, employee or representative of Seller, has not made and does not make herein any representation or warranty as to the condition of all or any portion of the Real Estate (including, without limitation, the condition of the Real Estate's roof and mechanical, electrical, heating, plumbing, air conditioning and structural units, systems and components), and
(ii) the Real Estate is being sold "as is-where is" and without any express or implied warranty whatsoever as to the condition thereof, fitness for a particular purpose, or otherwise.

            2.3 EXCLUDED ASSETS. The following assets are specifically excluded from the Acquired Assets:

               2.3.1 Seller's accounts receivable. Attached hereto as Schedule
2.3.1 is a list of Seller's receivables as of the date of this Agreement. At
Closing, Seller agrees to provide an updated Schedule 2.3 list of receivables as of the Closing Date in the format shown on Schedule 2.3. Any payments received after Closing from any customer on account of a receivable shown on such updated
Schedule 2.3 shall be applied by Seller in payment of such receivable as is specifically referenced on the customer's remittance. If the payment does not reference an invoice to which payment is to be applied, the payment shall be credited to the oldest outstanding receivable first. Seller shall not be entitled to retain any payments in excess of those shown on the updated Schedule
2.3, unless Seller can demonstrate in good faith its entitlement to same as an account receivable for goods or services provided prior to the Closing Date. The parties agree to reasonably cooperate in their treatment of accounts receivable;
for example, Buyer agrees to forward promptly to Seller any monies, checks or instruments received by Buyer after the Closing Date with respect to goods or services provided prior to the Closing Date.

               2.3.2 Any and all life insurance policies owned by the Seller.

               2.3.3 Any stock of Buyer owned by the Seller.

               2.3.4 The titled motor vehicles described on Schedule 2.3.4.

               2.3.5 All assets whatsoever of Seller not included within the
Acquired Assets, subject to the provisions of paragraph 5.1.29.

               2.3.6 All assets in Seller's possession that are already owned by
Buyer, as listed on Schedule 2.3.6.

            3.  PURCHASE PRICE AND TERMS OF PAYMENT; DUE DILIGENCE PERIOD

            3.1 PURCHASE PRICE FOR JOEL'S ASSETS. The total purchase price for the Acquired Asset is FIVE MILLION ONE HUNDRED THOUSAND DOLLARS (U.S.$5,100,000)
(except as provided in paragraph 3.1.3), payable as follows:

                                       4

               3.1.1 Buyer shall deposit the sum of $100,000 in an
interest-bearing escrow account with Eastburn and Gray, P.C. and McNees Wallace
& Nurick LLC, as joint escrow agents, pursuant to an Escrow Agreement in the form attached hereto as Exhibit "A" and made a part hereof, said deposit (the
"Deposit") to be credited against the purchase price at Closing, unless this
Agreement is rightfully terminated by Buyer prior to Closing as provided herein.
Interest on the Deposit shall accrue to Buyer unless Buyer defaults hereunder.

               3.1.2 Buyer shall pay to Seller at Closing (i) FOUR MILLION
DOLLARS (U.S. $4,000,000), in cash, or by wire transfer if requested by Seller,
(except as provided in paragraph 3.1.3) and (ii) shares of stock of Buyer issued in the name of the shareholders of Seller (the "Shareholders") (in proportions provided by Seller not less than 5 business days prior to the Closing Date), having a value of $1,000,000 based upon the average closing price per share of such stock for the period commencing on September 23, 2003 and terminating on
September 23, 2004 (or, if the Closing Date is earlier than October 1, 2004, terminating on the date which is 5 business days immediately prior to the
Closing Date) (the "Shares"). The treatment of the Shares shall otherwise be in accordance with the terms and conditions of the Registration Rights Agreement in the form attached hereto as Exhibit "B" and made a part hereof. The Shareholders join in this Agreement for the sole and limited purpose of acknowledging that until the Shares are registered, (i) the Shares must be held until an exemption from such registration is available, and (ii) the shareholders are acquiring the
Shares for their own account for investment, and not with a view to distribution or resale.

               3.1.2.1 If the Shares are registered more than 120 days but less than 180 days after Closing, and at the time of registration the Shares have a value (based upon their price per share at the time of registration) of less than $1,000,000, Buyer shall make cash payments to the Shareholders (in proportions provided by Seller not less than 5 business days prior to the
Closing Date) equal to the difference between such value of the Shares and
$1,000,000, said payment to be made within ten (10) business days after the date of registration; provided that, in lieu of making such payment, Buyer shall have a "call" right, exercisable no later than ten (10) business days after the date of registration, to purchase the Shares from the registered owners for a cash payment of $1,000,000, with such payment to be made in exchange for the Shares within five (5) business days of exercise of such call right.

               3.1.2.2. If the Shares are not registered by the 179th day after
Closing, then (subject to Section 3.1.2.3 below) the Shareholders shall each have a "put" right, for a period of thirty (30) days thereafter (i.e., from the
180th day through and including the 210th day after Closing), to elect to sell to Buyer, and Buyer shall purchase, all of such Shareholder's Shares for a cash amount equal to the Shareholder's pro-rata percentage of the Shares multiplied times $1,000,000, such payment to be made within five (5) business days after notice of the election to sell the Shares. By way of example, if a Shareholder exercising the put right holds 20% of the Shares, the Shareholder shall be entitled to a cash payment of $200,000.

               3.1.2.3 In computing the time periods described in paragraphs
3.1.2.1 and 3.1.2.2, the parties shall not take into account any time period of delay that is solely the result of Seller's need to address any regulatory agency concerns about the adequacy of Seller's financial statements.

                                       5

               3.1.3 If the value of the Simon Candy and Pharmaloz inventory referenced in paragraph 2.1.3 is $25,000 more or less than $900,000 as of the
Closing Date, the cash portion of the purchase price shall be adjusted at
Closing as follows: the price shall be reduced by the amount, if any, by which the value of the Simon Candy and Pharmaloz inventory is less than $875,000 as of the Closing Date, and the price shall be increased by the amount, if any, by which the value of the Simon Candy and Pharmaloz inventory is greater than
$925,000 as of the Closing Date.

            3.2 ALLOCATION OF PURCHASE PRICE. The purchase price for the
Acquired Assets shall be allocated as follows:

                 Land and improvements:              $   200,000
                 Buildings:                          $ 2,000,000
                 Machinery and equipment:            $ 1,500,000
                 Inventory:                          $   900,000
                 Goodwill:                           $   500,000
                                                     ===========
                                                     $ 5,100,000;

PROVIDED, however, that the parties agree to reasonably adjust such allocation to take into account the results of the appraisals of the land, buildings, and machinery and equipment being obtained by Buyer, to the extent required by applicable law or regulation.

            3.3 DUE DILIGENCE PERIOD. Buyer acknowledges that it has been engaged in extensive due diligence prior to the date of this Agreement. Buyer shall have the right, until 5 p.m., local time, on August 31, 2004 (the "Due
Diligence Period") to continue to conduct such inspections, studies, and evaluations of the Acquired Assets, as Buyer in Buyer's sole discretion deems necessary, to determine the suitability and fitness of such assets and property for its intended uses by Buyer. During the Due Diligence Period, Buyer shall have reasonable access to (i) the Acquired Assets, (ii) any records, information, or documents relating to the Acquired Assets, and (iii) any governmental agencies having jurisdiction over any matters affecting the
Acquired Assets. Seller shall reasonably furnish Buyer with any such records, information, or documents in Seller's possession at the commencement of the Due
Diligence Period.

               3.3.1 Buyer shall notify Seller in writing, on or before the expiration of the Due Diligence Period, of Buyer's intention to (1) waive this contingency or (2) terminate this Agreement. If Buyer elects to waive this contingency, Buyer shall be deemed to have accepted the Acquired Assets subject to any matters discovered during the Due Diligence Period and "as is where is", and the Deposit shall immediately become completely non-refundable except in the event of (i) Seller's default, or (ii) the non-occurrence of a condition precedent to Buyer's obligation to close contained in paragraph 8 below. If
Buyer elects to terminate this agreement (which Buyer may do for any reason during the Due Diligence Period), the Deposit, together with interest earned thereon, shall be returned to Buyer, and thereafter the parties hereto shall have no further liabilities or obligations each to the other.

               3.3.2 Nothing contained herein shall prevent the parties from modifying the provisions of this Agreement as a result of matters discovered by
Buyer during the Due Diligence Period, provided that any such modification shall be in writing and signed by all parties.

                                       6

            4. CLOSING

            4.1 TIME AND PLACE. Closing shall take place at the offices of
Eastburn and Gray, P.C., Doylestown, PA, on or before October 1, 2004 (the
"Closing Date"); provided that all conditions precedent to each party's obligations hereunder have been satisfied or waived by such date in accordance with the terms and conditions of this Agreement. Time shall be of the essence of this Agreement.

            4.2 TRANSACTIONS AT CLOSING. At Closing, the following transactions shall take place:

               4.2.1 Seller shall execute and deliver to Buyer a Bill of Sale for all equipment, machinery and fixtures shown on Exhibits 2.1.1 and 2.1.2;

               4.2.2 Seller shall execute any documentation necessary to
transfer the licenses (to the extent transferable) described in paragraph 2.1.6 to Buyer, and shall execute such further documentation as may be reasonably required after Closing to complete the transfer of such licenses to Buyer;

               4.2.3 Seller and Buyer shall execute any documentation necessary to transfer the remaining assets described in paragraph 2 to Buyer;

               4.2.4 Buyer shall pay the balance of the purchase price to
Seller, and deliver the Shares to the shareholders of Seller, each in the manner provided in paragraph 3.1; and

               4.2.5 Buyer and Seller shall complete the sale and purchase of the Real Estate, and execute and deliver all necessary documents in connection with such purchase, and Buyer shall pay any consideration required in connection with such purchase of the Real Estate.

            5. REPRESENTATIONS AND WARRANTIES BY SELLER.

            5.1 Seller warrants and represents to Buyer as follows:

               5.1.1 Seller is a duly organized, existing corporation in good standing under Pennsylvania law, with full power, right and authority to enter into and perform this Agreement and to grant all of the rights, powers and authorities herein granted;

               5.1.2 Except as disclosed on Schedule 5.1.2, the execution, delivery and performance of this Agreement do not conflict with, violate, or breach any agreement to which Seller is a party, or Seller's Articles of
Incorporation or By-Laws;

               5.1.3 All actions taken, or required to be taken, by Seller under this agreement have been duly authorized by the shareholders, directors and officers of Seller;

               5.1.4 Except as disclosed on Schedule 5.1.4 or the title
commitment and materials, Seller holds good and marketable title to all of the assets and property described in section 2.1 above, and has the ability to sell, transfer, license and convey such property, free and clear of rights,

                                       7

agreements, claims, or interests of any other persons or entities, and free and clear of any liens, restrictions, or encumbrances of any kind;

               5.1.5 Except as disclosed on Schedule 5.1.5, all inventory described in paragraph 2.1.3 is undamaged, has been manufactured within six months prior to the Closing Date, and has not been removed from its original packaging;

               5.1.6 All equipment and machinery described in paragraph 2.1.1 is in good working order and in compliance with FDA standards for good manufacturing practices, and Seller has no knowledge of any uncorrected material defects in or damage to such machinery and equipment;

               5.1.7 All computer systems and software used in the Business are in good working order;

               5.1.8 All records and documents pertaining to the manufacturing and packing of OTC lozenges and other products of the Business are properly maintained and in compliance with applicable federal, state, and local laws and regulations;

               5.1.9 Except as disclosed on Schedule 5.1.9, there are no claims, complaints, lawsuits of any kind pending or threatened against Seller or any of
Seller's officers, directors or shareholders in any jurisdiction;

               5.1.10 There are no investigations, judicial, administrative, or regulatory proceedings of any kind pending or threatened against Seller or any of Seller's officers, directors or shareholders involving any federal, state or local government agency, including but not limited to claims based upon applicable environmental, labor, manufacturing, safety, zoning, or municipal laws;

               5.1.11 Except as disclosed on Schedule 5.1.11, all local, state, and federal taxes, including but not limited to income, withholding, sales, and franchise taxes, owed by Joel have been paid, and all tax returns required to be filed by Joel have been timely filed;

               5.1.12 There are no unpaid or delinquent accounts of the Business that would give rise to a lien or claim against the assets being sold hereunder;

               5.1.13 Seller is not in default under any contract, agreement or lease to which it is a party, and Seller has timely paid or performed all obligations under any such agreements;

               5.1.14 Seller is not in default in any payments due to any suppliers, vendors, or manufacturers, and has timely paid or performed any obligations to such entities;

               5.1.15 Seller has not entered into any agreements or otherwise dealt with any other party with respect to any matters contained in this
Agreement; provided, however, that Buyer acknowledges that in November, 2003,
Seller engaged Chapman Associates in order to pursue a possible sale of the
Business; and

               5.1.16 All licenses, approvals and permits necessary to the conduct of the Business (including but no limited to FDA licensing, MCA licensing, Pennsylvania labor and industry and department of health, county and

                                       8

local department of health, and municipal zoning, use and occupancy) are valid and in full force and effect, and Seller is not aware of any impediments to the transfer and/or issuance of new licenses, permits and approvals to Buyer for the conduct of the Business.

               5.1.17 Except as disclosed on Schedule 5.1.17, there are no leases, tenancies, licenses or other rights of occupancy or use for any portion of the Real Estate in effect as of the date of this Agreement. Seller agrees not to enter into any lease, license or agreement for the occupancy or use of any portion of the Real Estate after the date of this Agreement without Buyer's written consent.

               5.1.18 No assessments for public improvements have been made against the Real Estate which remain unpaid and Seller has no knowledge and has received no notice of any proposed assessment for public improvements or of any proposed public improvements for which an assessment may be levied against the
Real Estate.

               5.1.19 Except as disclosed on Schedule 5.1.19, the current use of the Real Estate is in compliance with such zoning classification.

               5.1.20 There is no suit, action, or proceeding pending or
threatened against or affecting Seller or the Real Estate before or by any court, administrative agency or other governmental or quasi-governmental authority, or which brings into question the validity of this Agreement or this transaction or which could adversely affect title to, or the use and enjoyment of, or value of the Real Estate.

               5.1.21 Except as otherwise disclosed in this Agreement or the
Schedules, Seller has as of the date of this Agreement, and will have as of the date of the Closing, good, marketable and indefeasible title to the Pharmaloz and Simon Candy Real Estate subject only to the matters set forth in this
Agreement (including, without limitation intended, the terms and conditions of paragraph 2.2.2 above).

               5.1.22 To the best of Seller's knowledge, and except as disclosed on Schedule 5.1.22: (1) there are no Hazardous Substances (as defined below)
stored, used or present in, or at the Real Estate; (2) the Real Estate has never been used by the Seller to refine, produce, store, handle, transfer, process or transport Hazardous Substances; (3) there has been no Release (as defined below), actual or threatened, of any Hazardous Substances by Seller on, over, into, through or from the Real Estate; (4) there has been no Release of any
Hazardous Substances for which Seller is or may be liable. To the best of
Seller's knowledge, and except as disclosed on Schedule 5.1.22, there have been no air emissions, or discharges to surface waters or groundwaters, of Hazardous
Substances which have occurred prior to the date hereof. In addition, except as identified in this Agreement or disclosed on Schedule 5.1.22, there are no above ground or underground storage tanks, vessels or related equipment or containers located on the Real Estate that are subject to federal, state or local laws, statutes, rules, regulations or ordinances. For purposes of this Agreement, each of the terms "Release", "Environmental Law" and "Hazardous Substance" shall be defined as follows:

                                       9

                   (i) "Hazardous Substance" means any substance presently
               listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any
               Environmental Law, whether by type or by quantity, including any material containing any such substance as a component. Hazardous
               Substance includes without limitation petroleum or any derivative or by-product thereof, asbestos, radioactive material, and polychlorinated biphenyls;

                   (ii) "Environmental Law" means any federal, state or local law, statute, ordinance, rule, regulation, code license, permit, authorization, approval, consent order, judgment, decree,
               injunction or agreement by or with any governmental entity relating to (1) the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (2) the use, storage, recycling, treatment, generation transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances. The term
               Environmental Law includes without limitation: (1) the
               Comprehensive Environmental Response, Compensation and Liability
               Act, as amended, 42 U.S.C. ss.9601, ET SEQ.; the Resource
               Conservation and Recovery Act, as amended, 42 U.S.C. ss.6901, ET
               SEQ.; the Clean Air Act, as amended, 42 U.S.C. ss.7401, ET SEQ.;
               the Federal Water Pollution Control Act, as amended, 33 U.S.C.
               ss.1251, ET SEQ.; the Toxic Substances Control Act, as amended 15
               U.S.C. ss.9601, ET SEQ.; the Emergency Planning and Community
               Right to Know Act, 42 U.S.C. ss.11001, ET SEQ.; the Safe Drinking
               Water Act, 42 U.S.C ss.300(f), ET SEQ.; and all comparable state and local laws, and (2) any common law (including without
               limitation common law that may impose strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any
               Hazardous Substance;

                   (iii) "Release" means the releasing, spilling, leaking,
               discharging, disposing, discarding or dumping of any Hazardous
               Substance from, on, into or about the Pharmaloz and Simon Candy
               Real Estate.

               5.1.23 Subject to the terms and conditions of this Agreement
(including, without limitation intended, the terms and conditions of paragraph
2.2.2 above), any buildings or improvements on the Real Estate ("Improvements")
are located within the boundaries of the Property and do not encroach on the property of others. The Improvements (including all roads, parking areas, curbs, sidewalks, sewers and utilities) have been completed and installed in accordance with plans, specifications, and/or requirements approved by all governmental or quasi-governmental authorities having jurisdiction.

               5.1.24 To the best of Seller's knowledge, and except as disclosed in the title commitment and materials, no default or breach exists under any of the covenants, conditions, restrictions, rights of way or easements, if any, affecting all or any portion of the Real Estate which are to be performed or complied with by the Seller.

               5.1.25 Subject to the terms and conditions of this Agreement
(including, without limitation intended, the terms and conditions of paragraph
2.2.2 above), all public utilities required for the operation of the Real Estate either enter the Real Estate through adjoining public streets or, if they

                                       10

enter through adjoining private land, do so in accordance with valid, permanent, public or private easements which will inure to the benefit of Buyer at Closing.

               5.1.26 Seller has no knowledge of any uncorrected material defects in or damage to the Improvements.

               5.1.27 Subject to the terms and conditions of this Agreement
(including, without limitation intended, the terms and conditions of paragraph
2.2.2 above), to the extent the existing legal description of the Real Estate is not adequate to convey good, marketable and insurable title, any survey which may be required for the preparation of an adequate legal description of the
Property (or correction thereof) shall be secured and paid for by the Seller.
However, survey or surveys desired by the Buyer or required by any mortgagee shall be secured and paid for by the Buyer.

               5.1.28 Except as disclosed on Schedule 5.1.28, no work has been performed at, or is in progress at, and no materials have been furnished to, the
Real Estate which though not presently the subject of might give rise to mechanics or materialmens or other liens against the Property or any portion thereof.

               5.1.29 All assets necessary to operate the Business are included in the assets being sold hereunder.

            5.2 To Seller's knowledge, Seller's representations and warranties set forth in this Agreement do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make such representations and warranties and information, in light of the circumstances under which they have been made, not misleading, and to Seller's knowledge Seller has not withheld from Buyer its knowledge of any material fact or event that has occurred or is about to occur regarding the Business which has had or, so far as it can reasonably foresee, will have an adverse affect on the Business.

            5.3 All of the foregoing representations and warranties shall be true and correct at the time of Closing, and shall survive Closing for a period of twenty-four (24) months from the date of Closing. It is further agreed that if Seller dissolves after Closing, the shareholders of Seller shall agree to be bound as successors-in-interest to Seller's obligations hereunder.

            6. REPRESENTATIONS AND WARRANTIES BY BUYER.

            6.1 Buyer hereby represents, warrants, and covenants to Seller the following:

               6.1.1 Buyer is a corporation duly organized, existing and in good standing under the laws of the State of Nevada, and qualified to do business in the State of Pennsylvania, with full right, power, and authority to enter into and perform this Agreement and to grant all of the rights, powers, and authorities herein granted.

               6.1.2 The execution, delivery, and performance of this Agreement do not conflict with, violate, or breach any agreement to which Buyer is a party, or Buyer's articles of incorporation or bylaws.

                                       11

               6.1.3 All actions taken, or required to be taken, by Buyer under this agreement have been duly authorized by the shareholders, directors and officers of Buyer.

               6.1.4 This Agreement has been duly executed and delivered by
Buyer and is a legal, valid, and binding obligation enforceable against Buyer in accordance with its terms.

            6.2 All of the foregoing representations and warranties shall be true and correct at the time of Closing, and shall survive Closing for a period of twenty-four (24) months from the date of Closing.

            6.3 Buyer acknowledges and agrees that the disclosure of
confidential information of Seller is subject to the terms of the Supply
Agreement between them, as amended, and that Buyer shall not, except as and to the extent required by law or to pursue the financing and approvals necessary to consummate this transaction, without the prior written consent of Buyer, directly or indirectly, make any public comment, statement or communication with respect to, or otherwise disclose or permit the disclosure of, the existence of the proposed transaction or the terms and conditions of this Agreement. Further,
Buyer agrees that, in the event the transaction contemplated by this Agreement is not consummated, Buyer will promptly deliver to Seller any and all confidential information as Buyer might then have in its possession or control.

            6A. Contracts and Commitments

               6A.1 Buyer agrees to be responsible for those obligations of
Seller relating to existing contractual commitments as of the Closing Date, pursuant to an Assignment and Assumption Agreement in customary form and content and to be executed and delivered by the parties at the Closing. Seller's current commitments are as set forth on Schedule 6A.1 hereof. An updated Schedule 6A.1 shall be prepared by Seller and attached to this agreement at Closing. Except as set forth on such updated Schedule 6A.1, Buyer shall have no responsibility for any debts, liabilities, or obligations of Seller.

               6A.2. The parties shall use reasonable best efforts to obtain all consents to assignments which are required under the assigned contracts, with
Seller being primarily responsible therefor. If any such consent is not obtained, then Seller and Buyer shall cooperate in any reasonable arrangement designed to provide for Buyer the benefit of the particular assigned contract;
provided, however, that unless some other reasonable arrangement is selected by the parties hereto, Buyer shall be appointed the attorney-in-fact for Seller to enforce, perform and enjoy such the particular Assigned Contract in the name of
Seller. It is expressly understood and agreed that the lack of any such consent shall not be a condition precedent for the benefit of either Buyer or Seller.

            7. OPERATION OF THE BUSINESS BY SELLER

            7.1 From and after the date hereof, until Closing, Seller shall operate the Business in the ordinary course in a manner consistent with prior practices. Seller shall timely pay all taxes, fees, debts and liabilities of the
Business, shall not breach or be in default under any existing agreements, and shall not allow any material adverse change to take place with respect to any aspect of the Business. Seller shall not incur any contractual obligations in

                                       12

excess of $25,000 without Buyer's consent, which shall not be unreasonably withheld or delayed. Seller shall not sell or encumber any of the Acquired
Assets outside of the ordinary course of business without Buyer's consent.

            7.2 Seller shall promptly notify Buyer of any claim that is threatened or commenced against Seller after the date hereof and prior to
Closing.

            7.3 Seller shall notify Buyer of any claim that is threatened or commenced against Seller for a period of two (2) years after Closing, to the extent that such claim could be a lien against the Acquired Assets being sold to
Buyer hereunder.

            8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER TO CLOSE

            The obligation of Buyer to complete the transactions contemplated herein shall be subject to the satisfaction of all of the conditions set forth in this Section 8, on or before the Closing Date:

            8.1 All representations and warranties of Seller shall be materially true and correct as of the Closing date as though originally made on such date;

            8.2 Seller shall not be in default hereunder and all obligations of
Seller to have been performed on or before the Closing Date shall have been duly performed by Seller;

            8.3 No suit or proceeding shall have been threatened or commenced against Seller which affects the Acquired Assets and which claims an amount in excess of $100,000.

            9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER TO CLOSE

            The obligation of Seller to complete the transactions contemplated herein shall be subject to the satisfaction of all of the conditions set forth in this Section 9, on or before the Closing Date:

            9.1 All representations and warranties of Buyer shall be materially true and correct as of the Closing date as though originally made on such date;

            9.2 Buyer shall not be in default hereunder and all obligations of
Buyer to have been performed on or before the Closing Date shall have been duly performed by Buyer;

            9.3 No claim, suit or proceeding shall have been threatened or commenced against Buyer;

            9.4 Buyer shall enter into an employment agreement with David Deck in the form attached as Exhibit C";

            9.5 Buyer shall enter into an employment agreement with David Hess in the form attached as Exhibit "D"; and

            9.6 Buyer shall have agreed to hire any employees of Seller

                                       13

who are employed by Seller at the time of Closing, on an "at-will" basis for a
90-day trial period, and to have available to its employees benefits not less favorable to those currently offered by Seller to its employees.

            10. TERMINATION; DEFAULT; REMEDIES

            10.1 Either party may terminate this Agreement in the event that the conditions precedent contained in paragraph 8 (with respect to Buyer) and 9
(with respect to Seller) have not been satisfied or waived prior to Closing.

            10.2 Either party may terminate this Agreement prior to Closing in the event of breach or default by the other party and failure to cure such default after ten days' written notice of such default.

            10.3 If Buyer terminates this Agreement when permitted to do so in accordance with the terms and conditions of this Agreement, the Deposit, together with all interest thereon, shall be returned to Buyer.

            10.4 In the event of a breach by Buyer under this Agreement, Seller shall be entitled to retain the Deposit, together with all interest thereon, as liquidated damages for such breach, which shall be Seller's sole remedy.

            10.5 In the event of a breach by Seller, Buyer shall have such rights and remedies as are available under this Agreement and applicable law.

            11. MISCELLANEOUS PROVISIONS

            11.1 In the event that any provision of this Agreement is declared invalid or contrary to any law, rule, regulation or public policy of the United
States or any state, all of the remaining provisions hereof shall continue in full force and effect.

            11.2 Each of the parties hereto and their respective officers and directors shall, prior to and after Closing, cooperate with each other and use their reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable laws to consummate and make effective the transactions contemplated by this Agreement as soon as practicable.

            11.3 This Agreement has been made and executed in the Commonwealth of Pennsylvania and shall in all respects be governed by the laws of the
Commonwealth of Pennsylvania. In the event of any dispute hereunder, the parties consent to the exclusive jurisdiction and venue of the Court of Common Pleas of
Bucks County, Pennsylvania.

            11.4 Any notice or other communication required or permitted to be given pursuant to this Agreement shall be deemed to have been sufficiently given if in writing and delivered by hand or by telefax transmission (with a mandatory written confirmation, via a recognized overnight courier, as provided below) or sent by registered or certified mail (postage prepaid) or by express courier or express mail, fees prepaid, addressed as indicated below:

                                       14

               (a) If to Seller:     Joel, Inc.
                                     Attention: David B. Deck, President
                                     P.O. Box 488
                                     31 North Spruce Street
                                     Elizabethtown, PA 17022-0488

                   With a copy to:   Bruce R. Spicer, Esq.
                                     McNees Wallace & Nurick LLC
                                     100 Pine Street
                                     P. O. Box 1166
                                     Harrisburg, PA 17108-1166

               (a) If to Buyer:      The Quigley Corporation
                                     Attention:  Guy Quigley, President
                                     P.O. Box 1349
                                     621 N. Shady Retreat Road
                                     Doylestown, PA  18901

                   With a copy to:   Thomas F. J. MacAniff, Esq.
                                     Eastburn and Gray, P.C.
                                     P.O. Box 1389
                                     60 East Court Street
                                     Doylestown, PA 18901

            Either party may, by notice as aforesaid, designate a different address for notices or other communications intended for it.

            Any notice which is delivered in the manner provided herein
(provided mandatory confirmation copies are sent) shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party.

            11.5 Buyer and Seller represent to each other that no brokerage commissions are due to any party as a result of this transaction; PROVIDED, however, that Seller will owe a commission to Chapman Associates, for which
Seller shall be solely responsible. Any party violating this representation shall indemnify, defend and hold the other party harmless from and against all commissions due and any other costs, losses, liabilities and expenses, including attorneys' fees, incurred as a result of such violation.

            11.6 Neither party shall assign or transfer this Agreement or their rights or obligations hereunder without the prior written consent of the other party, except that Buyer may assign this Agreement to a wholly-owned subsidiary of Buyer; provided that Buyer shall at all times be responsible for and guarantee the payment or performance of all obligations of such subsidiary. This
Agreement shall bind the successors and assigns of the parties hereto.

            11.7 This Agreement constitutes the entire understanding between the parties relating to the subject matter of this Agreement and supersedes and cancels any and all previous agreements or understandings between the parties.

                                       15

This Agreement may not be altered or amended except by a written instrument executed by duly authorized representatives of the parties.

            11.8 The headings contained herein are inserted for convenience only and shall not be deemed to have any substantive meaning.

            11.9 Any failure to either party to notify the other of a violation, default or breach of this Agreement or to terminate this Agreement on account thereof shall not constitute a waiver of such violation, default or breach, or a consent, acquiescence or waiver of any later violation, default or breach, whether of the same or a different character.

            11.10 Each party hereto warrants and represents to the other that all necessary corporate and individual actions and approvals have been taken and given, and that upon execution by its duly authorized representative, this
Agreement shall be a binding obligation of such party.

            11.11 This Agreement shall legally bind the parties and their respective successors (including the shareholders receiving distribution of the assets of a dissolved corporation) and assigns.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                                       16

            IN WITNESS WHEREOF, the parties hereto have caused this Asset
Purchase and Sale Agreement to be executed on the day and year first above written.

                         JOEL, INC.

                     By: /s/ David B. Deck
                         -------------------------------------------------------
                         David B. Deck, President

                         Shareholders of JOEL, INC.:
                         Joinder for the sole and limited purpose of the matters
                         described in paragraphs 3.1.2, 3.1.2.1, 3.1.2.2,
                         3.1.2.3, and 5.3 above

                         /s/ David B. Deck
                         -------------------------------------------------------
                         David B. Deck

                         /s/ Cheryl K. Deck
                         -------------------------------------------------------
                         Cheryl K. Deck

                         /s/ Sandra K. Sattazahn
                         -------------------------------------------------------
                         Sandra K. Sattazahn

                         /s/ Kristin L. Deck
                         -------------------------------------------------------
                         Kristin L. Deck

                         /s/ Andrew D. Deck
                         -------------------------------------------------------
                         Andrew D. Deck

                         THE QUIGLEY CORPORATION

                     By: /s/ Guy J. Quigley
                         -------------------------------------------------------

                                       17

                        LIST OF SCHEDULES
                        -----------------

SCHEDULE REFERENCE                          SCHEDULE DESCRIPTION
------------------                          --------------------

      2.1.1                               Machinery, equipment, etc.

      2.1.2                               Computer equipment, software

      2.1.6                               Licenses and permits

      2.1.7                               Customer lists

      2.1.11                              Equipment and licenses

      2.3.1                               Accounts receivable

      2.3.4                               Excluded motor vehicles

      2.3.6                               Assets of Buyer in Seller's possession

      5.1.2                               Breaches

      5.1.4                               Current liens

      5.1.5                               Inventory

      5.1.9                               Threatened litigation

      5.1.11                              Tax matters

      5.1.17                              Third-party rights

      5.1.19                              Zoning

      5.1.22                              Environmental matters

      5.1.28                              Work

      6A.1                                Contractual commitments

                                       18

                  LIST OF EXHIBITS
                  ----------------

EXHIBIT REFERENCE                  EXHIBIT DESCRIPTION
-----------------                  -------------------

      "A"                          Escrow Agreement

      "B"                          Registration Rights Agreement

      "C"                          David Deck Employment Agreement

      "D"                          David Hess Employment Agreement

                                   EXHIBIT "A"

                                ESCROW AGREEMENT

     This ESCROW AGREEMENT (this "Agreement") is made this 18th day of August,
2004, by and among JOEL, INC., a Pennsylvania corporation ("Seller") and THE
QUIGLEY CORPORATION, a Nevada corporation ("Buyer"); and EASTBURN AND GRAY, P.C.
("Eastburn") and MCNEES WALLACE & NURICK LLC ("MWN") as escrow agents (Eastburn and MWN are sometimes collectively referred to as the "Escrow Agent").

                                    RECITALS

     WHEREAS, Buyer and Seller have entered into a certain Asset Purchase and
Sale Agreement dated August 18, 2004 (the "Asset Purchase Agreement"), pursuant to which Buyer agreed to purchase substantially all of the assets of Seller; and

     WHEREAS, pursuant to paragraph 3.1.1 of the Asset Purchase Agreement, the sum of One Hundred Thousand Dollars ($100,000.00) is to be deposited into escrow pursuant to this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    AGREEMENT

     1. DEPOSIT. Buyer on the date hereof shall deposit the sum of One Hundred
Thousand Dollars ($100,000.00) (the "Deposit") into an escrow account designated by the Escrow Agent. The Escrow Agent shall hold the Deposit in escrow pursuant to the terms of the Asset Purchase Agreement.

     2. ACCOUNT. The Deposit shall be deposited into an interest-bearing account in an FDIC-insured bank designated by the Escrow Agent. In order to open and administer such interest bearing account, Escrow Agent is hereby authorized to utilize Seller's Taxpayer Identification Number, as follows: 23-1922252.

     3. UNANIMOUS ACTION. Except as otherwise provided in this Agreement, all actions taken by Eastburn and MWN in their joint capacity as Escrow Agent shall be unanimous.

     4. RELEASE AND PAYMENT. The Escrow Agent shall release, pay, deliver, transfer and assign the Deposit (together with any interest) by check, bank check, or wire transfer in accordance with the terms and conditions of the Asset
Purchase Agreement and the procedures described in Section 5 below.

     5. PROCEDURES TO OBTAIN RELEASE AND PAYMENT.

          (a) Upon the occurrence of any event that entitles a party to the
     Deposit, the party entitled to the Deposit shall deliver written instructions to Eastburn and MWN in their joint capacity as the Escrow
     Agent, including a description of the applicable release and payment event.

          (b) If the written instructions are signed by both Buyer and Seller and are delivered pursuant to Section 5(a), the Escrow Agent shall promptly release and deliver the Deposit as directed in such instructions.

          (c) If the written instructions have been delivered to the Escrow
     Agent by other than joint instructions, the Escrow Agent shall promptly send a copy thereof to the other party. Such other party shall have ten
     (10) business days following the date of its receipt of a copy of such written instructions in which to object to the requested disbursement of the Deposit by sending a written objection thereto to the Escrow Agent. If the Escrow Agent has not timely received such written objection, the Escrow
     Agent shall promptly release and deliver the Deposit as directed in the written instructions. If the Escrow Agent has received the written objection on or before such tenth (10th) business day, the Escrow Agent shall forthwith give notice of such objection to the party which originally delivered the written instructions, and shall continue to hold the Deposit until Buyer and Seller jointly direct the release and delivery thereof pursuant to written instructions signed by each of them. If Buyer and
     Seller have not delivered any such joint written instructions within ten
     (10) business days after the date on which the Escrow Agent delivered the notice of objection to the party originally delivering the written instructions, Buyer and/or Seller may petition a court of competent jurisdiction ("Court") for determination of how the Deposit should be disbursed, and each of Buyer and Seller hereby agrees promptly to deliver to the other and to the Escrow Agent notice of such petition and a copy thereof. In connection with such petition, each of Buyer and Seller agrees in good faith to take such actions as may be necessary or advisable to enable the Court to render a decision with respect to the disposition of the Deposit as promptly as practicable. In the event that neither party petitions the Court for such determination within ten (10) business days after the Escrow Agent has delivered a notice of objection, either of
     Eastburn or MWN, may, in its sole discretion, petition the Court for such determination. In connection with any judicial determination, the Escrow
     Agent shall promptly release and deliver the Deposit only as directed by the Court pursuant to a judgment which is final and non-appealable, or else it may take action only upon receipt of instructions which are signed by both Buyer and Seller.

     6. NOTICES. All notices, requests, demands and other communications that are required by or may be given under this Agreement shall be in writing. All notices directed to the Escrow Agent shall be provided contemporaneously to
Eastburn and MWN acting in their joint capacity as Escrow Agent. All notices hereunder shall be deemed to have been duly given (i) when received if personally delivered, (ii) when transmitted if transmitted by telecopy, electronic or digital transmission method, (iii) the day after such notices are sent, if send for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express), and (iv) upon receipt, if sent by certified or registered mail, return receipt requested. Such notices shall be delivered to the parties at their respective addresses as set forth in the Asset Purchase Agreement.

     7. WAIVER OF POTENTIAL CONFLICT OF INTEREST. Buyer and Seller each hereby

                                       2

acknowledges that Eastburn has fully disclosed all potential conflicts of interest that may arise out of Eastburn's representation of Buyer in the negotiation, preparation and execution of the Asset Purchase Agreement, as well as acting as the Escrow Agent hereunder. Buyer and Seller each hereby acknowledges that MWN has fully disclosed all potential conflicts of interest that may arise out of MWN's representation of Seller in the negotiation, preparation and execution of the Asset Purchase Agreement, as well as acting as the Escrow Agent hereunder. After reviewing and evaluating these disclosures, each of Buyer and Seller hereby consents to (i) the continuing representation of
Seller by MWN, even if a dispute over the disposition of the Deposit arises and
(ii) the continuing representation of Buyer by Eastburn, even if a dispute over the disposition of the Deposit arises.

     8. LIABILITY OF THE ESCROW AGENT. The acceptance by the Escrow Agent of its duties as such under this Agreement is subject to the following terms and conditions, which all parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and obligations of the
Escrow Agent:

          (a) The Escrow Agent is not a party to, and is not bound by, any agreement which may be evidenced by, or arise out of, the foregoing written instructions, other than as expressly set forth herein or in the Asset
     Purchase Agreement.

          (b) The duties of the Escrow Agent set forth herein are purely ministerial in nature, and the parties hereby release the Escrow Agent from any acts done or admitted to be done by it in good faith and in the performance of its duties hereunder. In addition, the Escrow Agent shall have no responsibility for determining or ascertaining the accuracy, sufficiency or completeness of the facts alleged in any written instructions.

          (c) The Escrow Agent shall not incur any liability to Buyer and Seller by acting in accordance with the terms of the provisions of this Agreement upon any written notice, request, waiver, consent, receipt or other paper or document that the Escrow Agent, in good faith, believes to be genuine.
     Moreover, the Escrow Agent shall not be liable for the sufficiency or correctness as to the accuracy, completeness, form, manner, execution or validity of any instrument deposited to the escrow created hereby, or the identity, authority, or right of any person executing the same.

          (d) The Escrow Agent may consult with, and obtain advice from, independent legal counsel in the event of any dispute or question as to the interpretation of any of the provisions hereof or its duties hereunder, and it shall not incur any liability to Buyer and Seller and shall be fully protected by acting in good faith in accordance with any such opinion and instructions of such counsel.

          (e) In the event that the Escrow Agent becomes involved with any litigation arising out of this Agreement, including the initiation or prosecution of an action pursuant to Section 5(c) hereof, each of Eastburn and/or MWN is hereby authorized to deposit with the clerk of a court of competent jurisdiction any and all funds, securities or other property held by it pursuant hereto and, thereupon, shall stand fully relieved and discharged of any further duties, liabilities or obligations hereunder, and

                                       3

     this Agreement shall terminate. Further, in the event the Escrow Agent is threatened with litigation arising out of this Agreement, each of Eastburn and/or MWN is hereby authorized to interplead all interested parties in any court of competent jurisdiction and to deposit with the clerk of such court any and all funds, securities or other property held by it pursuant hereto and, thereupon, shall stand fully relieved and discharged of any further duties, liabilities or obligations hereunder, and this Agreement shall terminate. Notwithstanding the foregoing, the Escrow Agent shall not be required by any provision hereof to institute legal proceedings of the kind referred to in this Section 8(e).

          (f) Buyer and Seller hereby agree, jointly and severally, to indemnify each of Eastburn and MWN and hold each harmless from and against any and all loss, liability, expense (including reasonable attorneys' fees and expenses), claim or demand arising out of, or in connection with, their acting as Escrow Agent hereunder, except for such loss, liability, expense, claim or demand which is judicially determined in a final order to have arisen out of the gross negligence or willful misconduct of Eastburn and/or
     MWN. Such indemnification shall survive the resignation of the Escrow Agent or the termination of this Agreement.

     9. RESIGNATION OF THE ESCROW AGENT.

          (a) Eastburn and/or MWN may resign from their joint role as Escrow
     Agent hereunder by giving written notice of such resignation to Buyer and
     Seller at their respective addresses set forth in the Asset Purchase
     Agreement, at least ten (10) business days prior to the date specified for such resignation to take effect. In such event and upon the effective date of such resignation, the remaining party (if any) shall serve as the Escrow
     Agent and shall fulfill all of the Escrow Agent's responsibilities and obligations hereunder, subject to the right to resign in accordance with this Section 9.

          (b) In the event of the resignation of both Eastburn and MWN (or upon
     Eastburn's and MWN's becoming incapable of acting hereunder) Seller and
     Buyer shall forthwith appoint a new Escrow Agent; failing such appointment within twenty (20) days, the parties shall apply to a Judge of Bucks
     County, Pennsylvania to act in his or her individual and not judicial capacity, on such notice as such Judge may direct, for the appointment of a new Escrow Agent.

     10. TERMINATION OF THE ESCROW AGENT. This Agreement shall terminate upon the complete disbursement of the Deposit or as otherwise set forth herein. Upon such termination, the Escrow Agent shall be released from, and shall not have any further liabilities or obligations hereunder.

     11. MISCELLANEOUS.

          (a) The Escrow Agent shall not receive any fee for its services as
     Escrow Agent.

          (b) The laws and courts of the Commonwealth of Pennsylvania shall be controlling regarding the interpretation of this Agreement.

                                       4

          (c) In the event that any one or more of the provisions of this
     Agreement or in any other document referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then, to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document or instrument.

          (d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) The captions to the various sections, subsections and clauses herein are solely for the convenience of the parties hereto and shall not control or affect the meaning or construction of this Agreement.

          (f) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements among the parties with respect to the subject matter hereof.

                            [SIGNATURE PAGE FOLLOWS]

                                       5

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Escrow Agreement the date first above written.

WITNESS/ATTEST:                             SELLER:
                                            JOEL, INC.

                                            By:
                                               ---------------------------------
                                               David B. Deck, President

                                            BUYER:
                                            THE QUIGLEY CORPORATION

                                            By:
                                               ---------------------------------
                                                           , its

                                            ESCROW AGENT:

                                            MCNEES WALLACE &
                                            NURICK LLC

                                            By:
                                               ---------------------------------
                                                          , Member

                                            EASTBURN & GRAY, P.C.

                                            By:
                                               ---------------------------------
                                                         , its

6

                                  Exhibit "B"

                          REGISTRATION RIGHTS AGREEMENT

     This Registration  Rights Agreement (this  "AGREEMENT") is made and entered into as of October ___,  2004,  by and among The Quigley  Corporation,  a Nevada
corporation  (the  "COMPANY"),   and  the  undersigned   shareholders  (each,  a
"SHAREHOLDER" and collectively, the "SHAREHOLDERS").

                                    WHEREAS:

     A. In connection with that certain Asset Purchase and Sale Agreement by and between Joel,  Inc.  ("JOEL") and the Company (the  "PURCHASE  AGREEMENT"),  the
Company has agreed, upon the terms and subject to the conditions of the Purchase
Agreement,  to issue _____________  shares of the Company's common stock, $.0005 par value per share  (the  "COMMON  STOCK") to the  Shareholders  as part of the consideration  for the Acquired  Assets (as such term is defined in the Purchase
Agreement);

     B.  To  induce  the  Shareholders  to  execute  and  deliver  the  Purchase
Agreement,  the Company has agreed to provide certain  registration rights under the  Securities  Act  of  1933,  as  amended,  and  the  rules  and  regulations thereunder,  or any similar  successor  statute  (collectively,  the "SECURITIES
ACT"), and applicable state securities laws.

     NOW,  THEREFORE,  in consideration of the premises and the mutual covenants contained  herein and other good and  valuable  consideration,  the  receipt and sufficiency of which are hereby  acknowledged,  the Company and the Shareholders hereby agree as follows.

     1.  Definitions.  Capitalized  terms used and not otherwise  defined herein that are defined in the Purchase  Agreement  shall have the meanings  given such terms in the Purchase Agreement. As used in this Agreement,  the following terms shall have the following meanings:

     "BUYBACK  DATE" means the 180th day following  the Closing Date,  PROVIDED,
HOWEVER,  that the Buyback Date shall be extended beyond the 180th day following the  Closing  Date for any time  period of delay  that is the  result  solely of
Joel's need to address any regulatory agency concerns  regarding the adequacy of
Joel's financial statements.

     "CALL RIGHT" shall have the meaning set forth in Section 2(b).

     "CASH PAYMENT" shall have the meaning set forth in Section 2(b).

     "CLOSING  DATE"  means the date on which the  closing  of the  transactions contemplated by the Purchase Agreement occurs.

     "COMMISSION" means the Securities and Exchange Commission.

     "EFFECTIVE  REGISTRATION  DATE"  means  the  date on which  the  Commission declares the Registration Statement to be effective.

     "EFFECTIVENESS  DATE"  means the  120th day  following  the  Closing  Date,
PROVIDED,  however,  that the  Effectiveness  Date shall be extended  beyond the
120th day  following  the Closing  Date for any time period of delay that is the result solely of Joel's need to address any regulatory agency concerns regarding the adequacy of Joel's financial statements.

     "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2(a).

     "EXCHANGE ACT" means the Securities  Exchange Act of 1934, as amended,  and the rules and regulations thereunder, or any similar successor statute.

     "INDEMNIFIED PARTY" shall have the meaning set forth in Section 5(c).

     "INDEMNIFYING PARTY" shall have the meaning set forth in Section 5(c).

     "PROCEEDING"  means an action,  claim,  suit,  investigation  or proceeding
(including,  without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "PROSPECTUS"  means the prospectus  included in the Registration  Statement
(including,  without  limitation,  a prospectus  that  includes any  information previously omitted from a prospectus filed as part of an effective  registration statement in reliance upon Rule 430A  promulgated  under the Securities Act), as amended or supplemented by any prospectus supplement,  with respect to the terms of the  offering of any  portion of the  Registrable  Securities  covered by the
Registration  Statement,  and  all  other  amendments  and  supplements  to  the
Prospectus,  including post-effective  amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "PUT RIGHT" shall have the meaning set forth in Section 2(c).

     "REGISTRABLE  SECURITIES"  means the shares of Common Stock issued upon the closing of the transactions  contemplated by the Purchase  Agreement,  including any  securities  which may  thereafter be issued in respect of any such share of
Common Stock in the event of any stock split,  stock dividend,  recapitalization or reclassification;  share exchange,  consolidation,  merger or reorganization;
distribution   of  warrants  or  other  rights;   or  other  like  issuances  or
distributions of securities.

     "REGISTRATION  STATEMENT" means each registration  statement required to be filed  hereunder,  including the Prospectus,  amendments and supplements to such
registration   statement  or  Prospectus,   including  pre-  and  post-effective
amendments,  all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "RULE 144" means Rule 144  promulgated  by the  Commission  pursuant to the
Securities  Act, as such Rule may be amended  from time to time,  or any similar rule or regulation  hereafter adopted by the Commission having substantially the same effect as such Rule.

     "RULE 415" means Rule 415  promulgated  by the  Commission  pursuant to the
Securities  Act, as such Rule may be amended  from time to time,  or any similar rule or regulation  hereafter adopted by the Commission having substantially the same effect as such Rule.

     "TRADING MARKET" means any of the NASD OTC Bulletin Board,  NASDAQ SmallCap
Market,  the Nasdaq National Market, the American Stock Exchange or the New York
Stock Exchange.

     2. Registration.

     (a) Within 20 days  following the Closing  Date,  the Company shall prepare and use its best efforts to file with the  Commission a  Registration  Statement covering the  Registrable  Securities for an offering to be made on a continuous basis  pursuant to Rule 415.  The  Registration  Statement  shall be on Form S-3
(except  if the  Company  is not  then  eligible  to  register  for  resale  the
Registrable  Securities on Form S-3, in which case such registration shall be on another  appropriate form in accordance  herewith).  The Company shall cause the
Registration  Statement  to become  effective  and remain  effective as provided herein.  The Company shall use its  reasonable  commercial  efforts to cause the
Registration  Statement to be declared  effective  under the  Securities  Act as promptly as possible  after the filing  thereof,  but in any event no later than the Effectiveness Date. The Company shall use its reasonable  commercial efforts to keep the Registration  Statement  continuously effective under the Securities
Act  until  the date  which  is the  earlier  date of when  (i) all  Registrable
Securities  have  been  effectively  registered  under  the  Securities  Act and disposed of in accordance with the  Registration  Statement  covering them, (ii)
all  Registrable  Securities are  distributed to the public pursuant to Rule 144
(or any similar  provision then in force) under the Securities Act, or (iii) all
Registrable  Securities are otherwise freely  transferable  without  restriction under the Securities Act (the "EFFECTIVENESS PERIOD").

     (b) Following the Effective  Registration Date and upon notice of a sale by a Shareholder and confirmation by such Shareholder that he has complied with the prospectus delivery requirements, the Company shall cause its counsel to issue a opinion  to the  transfer  agent  stating  that the  shares  are  subject  to an effective registration statement and can be reissued free of restrictive legend.

     3. Registration Procedures.  If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the  Commission the  Registration  Statement with respect to such Registrable  Securities,  respond as promptly as possible to any comments  received  from the  Commission,  and use its best efforts to cause the
Registration  Statement  to become and remain  effective  for the  Effectiveness
Period with respect thereto;

     (b) prepare and file with the Commission such amendments and supplements to the  Registration  Statement and the Prospectus used in connection  therewith as may be  necessary  to comply  with the  provisions  of the  Securities  Act with respect  to  the  disposition  of  all  Registrable  Securities  covered  by the
Registration  Statement and to keep such Registration  Statement effective until the expiration of the Effectiveness Period;

     (c) furnish to the  Shareholders  such  reasonable  number of copies of the
Registration  Statement and the Prospectus included therein as such Shareholders may  request  in order to  facilitate  the  public  sale or  disposition  of the

Registrable Securities covered by the Registration Statement;

     (d) list the Registrable  Securities covered by the Registration  Statement with any Trading Market on which the Common Stock of the Company is then listed;

     (e) use its  commercially  reasonable  efforts to  register  or qualify the
Registrable  Securities  covered by the Registration  Statement under such state securities  or blue  sky laws of such  jurisdictions  as such  Shareholders  may reasonably request;  PROVIDED,  HOWEVER, that the Company shall not be obligated to file any  general  consent  to  service of process or to qualify as a foreign corporation  in any  jurisdiction  in which it is not so qualified or to subject itself to taxation in connection with any such  registration or qualification of such Registrable Securities;

     (f)  immediately  notify  the  Shareholders  at any time when a  Prospectus relating  thereto is required to be delivered  under the Securities  Act, of the happening  of any event of which the Company has  knowledge as a result of which the  Prospectus  contained in such  Registration  Statement,  as then in effect, includes  an untrue  statement  of a material  fact or omits to state a material fact required to be stated therein or necessary to make the  statements  therein not misleading in light of the circumstances then existing; and

     (g) prepare and promptly file with the Commission  and promptly  notify the
Shareholders   of  the  filing  of  such   amendments  or  supplements  to  such
Registration  Statement  or  Prospectus  as  may be  necessary  to  correct  any statements  or  omissions  if, at the time when a  Prospectus  relating  to such
Registrable Securities is required to be delivered under the Securities Act, any event has  occurred  as the  result of which  any such  Prospectus  or any other
Prospectus then in effect may include an untrue  statement of a material fact or omit to state any material  fact  required to be stated  therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4. Registration Expenses. All expenses relating to the Company's compliance with Sections 2 and 3 hereof,  including,  without limitation,  all registration and filing  fees,  printing  expenses,  fees and  disbursements  of counsel  and independent  public  accountants  for the  Company,  fees of the NASD,  transfer taxes,  fees of  transfer  agents and  registrars,  fees of,  and  disbursements incurred  by, one counsel for the  Shareholders  (to the extent such  counsel is required due to Company's failure to meet any of its obligations hereunder), are called "REGISTRATION  EXPENSES." All selling commissions  applicable to the sale of Registrable  Securities,  including any fees and disbursements of any special counsel to the Shareholders beyond those included in Registration  Expenses, are called "SELLING  EXPENSES" and shall be the  responsibility of the Shareholders.
The Company shall only be responsible for all Registration Expenses.

     5. Indemnification.

     (a) In the event of a registration of any Registrable  Securities under the
Securities Act pursuant to this  Agreement,  the Company will indemnify and hold harmless the Shareholders  against any losses,  claims,  damages or liabilities,

joint or  several,  to which  the  Shareholders  may  become  subject  under the
Securities  Act or  otherwise,  insofar  as  such  losses,  claims,  damages  or liabilities  (or actions in respect  thereof) arise out of or are based upon any untrue  statement or alleged untrue  statement of any material fact contained in
any  Registration   Statement  under  which  such  Registrable  Securities  were registered  under the  Securities  Act  pursuant  to this  Agreement,  any final
Prospectus  contained therein,  or any amendment or supplement thereof, or arise out of or are based upon the  omission or alleged  omission  to state  therein a material fact required to be stated  therein or necessary to make the statements therein not misleading,  and will reimburse the  Shareholders for any reasonable legal or other expenses  incurred by them in connection  with  investigating  or defending any such loss, claim, damage, liability or action; provided,  however, that the  Company  will not be liable in any such case if and to the extent that any such  loss,  claim,  damage or  liability  arises out of or is based upon an untrue  statement or alleged untrue statement or omission or alleged omission so
made  in  conformity  with  information   furnished  by  or  on  behalf  of  the
Shareholders in writing specifically for use in any such document.

     (b) In the event of a registration of the Registrable  Securities under the
Securities  Act  pursuant  to  this  Agreement,  each of the  Shareholders  will indemnify  and hold harmless the Company,  and its officers,  directors and each other  person,  if any,  who  controls  the  Company  within the  meaning of the
Securities Act,  against all losses,  claims,  damages or liabilities,  joint or several,  to which the  Company or such  persons  may become  subject  under the
Securities  Act or  otherwise,  insofar  as  such  losses,  claims,  damages  or liabilities  (or actions in respect  thereof) arise out of or are based upon any untrue  statement or alleged  untrue  statement  of any material  fact which was furnished in writing by such  Shareholder  to the Company  expressly  for use in
(and such  information is contained in) the  Registration  Statement under which such Registrable Securities were registered under the Securities Act pursuant to this  Agreement,  any  preliminary  Prospectus  or  final  Prospectus  contained therein,  or any amendment or supplement  thereof,  or arise out of or are based upon the omission or alleged omission in information furnished in writing to the
Company by such  Shareholder  to state  therein a material  fact  required to be stated therein or necessary to make the statements  therein not misleading,  and will  reimburse  the Company and each such  person for any  reasonable  legal or other expenses  incurred by them in connection with  investigating  or defending any such loss, claim, damage, liability or action, provided,  however, that such
Shareholder  will be liable in any such case if and only to the extent  that any such loss,  claim,  damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information  furnished in writing to the Company by or on behalf of such Shareholder specifically for use in any such document.

     (c) Promptly  after  receipt by a party  entitled to claim  indemnification hereunder (an "Indemnified  Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for  indemnification in respect thereof is to be made against a party hereto  obligated  to indemnify  such  Indemnified
Party (an  "Indemnifying  Party"),  notify  the  Indemnifying  Party in  writing thereof,  but the omission so to notify the Indemnifying Party shall not relieve it from any  liability  which it may have to such  Indemnified  Party other than under this Section 5(c) and shall only  relieve it from any  liability  which it may have to such Indemnified  Party under this Section 5(c) if and to the extent the Indemnifying  Party is prejudiced by such omission.  In case any such action shall  be  brought  against  any  Indemnified  Party  and it  shall  notify  the
Indemnifying Party of the commencement  thereof, the Indemnifying Party shall be entitled  to  participate  in and,  to the extent it shall  wish,  to assume and undertake  the defense  thereof with counsel  satisfactory  to such  Indemnified
Party,  and, after notice from the Indemnifying  Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying

Party shall not be liable to such Indemnified  Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the  Indemnified  Party shall pay all fees,  costs and expenses of such counsel, provided,  however,  that, if the defendants in any such action include both the indemnified  party and the  Indemnifying  Party and the Indemnified  Party shall have reasonably  concluded that there may be reasonable defenses available to it which are different  from or additional to those  available to the  Indemnifying
Party or if the interests of the Indemnified  Party  reasonably may be deemed to conflict with the interests of the  Indemnifying  Party,  the Indemnified  Party
shall have the right to select one  separate  counsel  and to assume  such legal defenses and otherwise to  participate  in the defense of such action,  with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

     (d) In order to provide for just and equitable contribution in the event of joint  liability  under the  Securities  Act in any case in which  either  (i) a
Shareholder makes a claim for indemnification  pursuant to this Section 5 but it is judicially  determined (by the entry of a final judgment or decree by a court of competent  jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such  indemnification may not be enforced in such case  notwithstanding  the fact that this Section 5 provides for indemnification in such case, or (ii)  contribution  under the Securities Act may be required on the part of such  Shareholder  in  circumstances  for which  indemnification  is provided under this Section 5; then, and in each such case, the Company and such
Shareholder  will  contribute  to  the  aggregate  losses,  claims,  damages  or liabilities  to which they may be subject  (after  contribution  from others) in such  proportion  as is  appropriate  to  reflect  the  relative  fault  of  the
Indemnifying  Party and the  Indemnified  Party in  connection  with the actions which resulted in such losses,  claims,  damages or liabilities,  as well as any other relevant equitable considerations. The relative fault of such Indemnifying
Party and  Indemnified  Party shall be  determined  by reference to, among other things,  whether any action in question,  including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying
Party or Indemnified Party, and the parties' relative intent, knowledge,  access to  information  and  opportunity  to correct or prevent such action;  provided, however,  that,  in any such  case,  no person or  entity  guilty of  fraudulent misrepresentation  (within  the  meaning  of  Section  10(f) of the Act) will be entitled  to  contribution  from any person or entity who was not guilty of such fraudulent misrepresentation.  The amount paid or payable by a party as a result of the losses,  claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     6. Miscellaneous.

     (a) Remedies.  In the event of a breach by the Company or by a Shareholder, of any of their respective obligations under this Agreement, each Shareholder or the Company,  as the case may be, in addition to being  entitled to exercise all rights granted by law and under this Agreement,  including  recovery of damages, will be entitled to specific performance of its rights under this Agreement.

     (b) No  Piggyback  on  Registrations.  Neither  the  Company nor any of its
security holders (other than the Shareholders in such capacity  pursuant hereto)
may include  securities of the Company in any Registration  Statement other than the  Registrable  Securities,  and the  Company  shall not after the date hereof enter into any agreement providing any such right for inclusion of shares in the
Registration  Statement  to any of its  security  holders.  The  Company has not previously  entered into any  agreement  granting any  registration  rights with respect  to any of its  securities  to any  person  that  have  not  been  fully satisfied.

     (c) Compliance.  Each Shareholder  covenants and agrees that he will comply with the prospectus delivery requirements of the Securities Act as applicable to him  in  connection  with  sales  of  Registrable  Securities  pursuant  to  the
Registration Statement.

     (d) Discontinued Disposition. Each Shareholder agrees by his acquisition of such  Registrable  Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation  Event (as defined below),  such Shareholder will forthwith discontinue  disposition of such Registrable Securities under the applicable Registration Statement until such Shareholder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is  advised  in  writing  (the  "ADVICE")  by the  Company  that  the use of the applicable  Prospectus may be resumed,  and, in either case, has received copies of any additional or supplemental  filings that are incorporated or deemed to be incorporated  by reference in such  Prospectus or  Registration  Statement.  The
Company may provide  appropriate  stop orders to enforce the  provisions of this paragraph.  For purposes of this Section 6(d), a  "DISCONTINUATION  EVENT" shall mean (i) when the  Commission  notifies  the  Company  whether  there  will be a
"review" of such Registration  Statement and whenever the Commission comments in writing on such  Registration  Statement;  (ii) any request by the Commission or any other Federal or state governmental  authority for amendments or supplements to such  Registration  Statement or  Prospectus or for  additional  information;
(iii)  the  issuance  by  the  Commission  of  any  stop  order  suspending  the effectiveness  of  such  Registration  Statement  covering  any  or  all  of the
Registrable  Securities or the initiation of any  Proceedings  for that purpose;
(iv)  the  receipt  by the  Company  of any  notification  with  respect  to the suspension of the  qualification  or exemption from  qualification of any of the
Registrable  Securities  for  sale in any  jurisdiction,  or the  initiation  or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the  financial  statements  included in such
Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated  therein by reference  untrue in any material respect or that requires  any  revisions to such  Registration  Statement,  Prospectus  or other documents so that, in the case of such Registration Statement or Prospectus,  as the case may be, it will not contain any untrue  statement of a material fact or omit to state any material  fact  required to be stated  therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company shall promptly take any and all  commercially reasonable actions necessary to rectify any Discontinuation  Event such that the use of the applicable Prospectus may be resumed.

     (e)  Piggy-Back  Registrations.  If at any time  during  the  Effectiveness
Period  there is not an  effective  Registration  Statement  covering all of the
Registrable  Securities and the Company shall determine to prepare and file with the  Commission  a  registration  statement  relating to an offering for its own account or the account of others under the  Securities  Act of any of its equity securities,  other than on Form S-4 or Form S-8 (each as  promulgated  under the
Securities Act) or their then  equivalents  relating to equity  securities to be issued solely in connection  with any  acquisition  of any entity or business or equity  securities  issuable in connection  with stock option or other  employee benefit plans, then the Company shall send to each Shareholder written notice of such determination and, if within fifteen days after receipt of such notice, any such Shareholder shall so request in writing,  the Company shall include in such registration  statement  all or any  part of such  Registrable  Securities  such
Shareholder  requests  to be  registered  to the  extent the  Company  may do so without  violating  registration  rights of others which exist as of the date of this  Agreement,  subject to customary  underwriter  cutbacks  applicable to all holders of registration  rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

     (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended,  modified or supplemented,  and waivers or consents to departures  from the provisions  hereof may not be given, unless  the  same  shall  be in  writing  and  signed  by the  Company  and  the
Shareholders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates  exclusively to the rights of certain  Shareholders and that does not directly or indirectly affect the rights of other Shareholders may be given by Shareholders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided,  however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (g) Notices. Any notice or request hereunder may be given to the Company or the Shareholder at the respective  addresses set forth below or as may hereafter be specified in a notice  designated  as a change of address  under this Section
6(g). Any notice or request  hereunder shall be given by registered or certified mail, return receipt requested,  hand delivery,  overnight mail, Federal Express or other  national  overnight  next day  carrier  (collectively,  "COURIER")  or telecopy  (confirmed  by mail).  Notices and  requests  shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed,  in the case of those by mail or overnight mail, deemed to have been given three (3)  business  days after the date when  deposited  in the mail or with the  overnight  mail  carrier,  in the case of a Courier,  the next business day following timely delivery of the package with the Courier,  and, in the case of a  telecopy,  when  confirmed.  The  address  for such  notices  and communications shall be as follows:

     (i) If to the Company:      The Quigley  Corporation
                                 Attention:  Guy Quigley, President
                                 P.O. Box 1349
                                 621 N. Shady Retreat Road
                                 Doylestown, PA 18901

         With a copy to:         Thomas F. J. MacAniff, Esq.
                                 Eastburn and Gray, P.C.
                                 P.O. Box 1389
                                 60 East Court Street
                                 Doylestown, PA  18901

    (ii) If to a Shareholder:    To the name and  address  set forth  under such
                                 Shareholder's  signature on the signature pages
                                 hereto.

     or  such  other  address  as may be  designated  in  writing  hereafter  in accordance with this Section 6(g) by such person.

     (h)  Successors and Assigns.  This Agreement  shall inure to the benefit of and be binding upon the successors and permitted  assigns of each of the parties and shall inure to the benefit of each  Shareholder.  The Company may not assign its rights or obligations  hereunder  without the prior written  consent of each
Shareholder.  Each Shareholder may not assign their respective  rights hereunder without the prior written consent of the Company; PROVIDED, HOWEVER, that in the event of a transfer of Registrable  Securities in which the transferor  receives no tangible consideration (such as, but not limited to, a transfer to the estate or heirs in the case of a deceased  Shareholder),  the transferee shall have all rights theretofore held by the transferor under this Agreement.

     (i)  Execution  and  Counterparts.  This  Agreement  may be executed in any number of counterparts,  each of which when so executed shall be deemed to be an original  and, all of which taken  together  shall  constitute  one and the same
Agreement.   In  the  event  that  any   signature  is  delivered  by  facsimile
transmission,  such  signature  shall create a valid  binding  obligation of the party  executing  (or on whose behalf such  signature is executed) the same with the same  force and  effect as if such  facsimile  signature  were the  original thereof.

     (j) Governing  Law. All questions  concerning the  construction,  validity, enforcement  and  interpretation  of this  Agreement  shall be  governed  by and construed and enforced in accordance with the internal laws of the  Commonwealth of  Pennsylvania,  without regard to the principles of conflicts of law thereof.
Each  party  agrees  that  all  Proceedings   concerning  the   interpretations,
enforcement and defense of the transactions contemplated by this Agreement shall be  commenced  exclusively  in the  Court  of  Common  Pleas  of  Bucks  County,
Pennsylvania.  Each party hereto  hereby  irrevocably  submits to the  exclusive jurisdiction of the Court of Common Pleas of Bucks County,  Pennsylvania for the
adjudication  of any dispute  hereunder  or in  connection  herewith or with any transaction  contemplated  hereby or discussed  herein,  and hereby  irrevocably waives,  and  agrees not to assert in any  Proceeding,  any claim that it is not personally  subject to the jurisdiction of any such court,  that such Proceeding is improper.  Each party hereto hereby  irrevocably  waives personal  service of process and consents to process being served in any such Proceeding by mailing a copy thereof via  registered  or  certified  mail or  overnight  delivery  (with evidence of  delivery)  to such party at the address in effect for notices to it under this  Agreement  and agrees that such service  shall  constitute  good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto  hereby  irrevocably  waives,  to the fullest  extent permitted  by  applicable  law,  any and all right to trial by jury in any legal proceeding  arising  out of or relating to this  Agreement  or the  transactions contemplated  hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed  by the other party for its  reasonable  attorneys  fees and other costs and expenses incurred with the investigation,  preparation and prosecution of such Proceeding.

     (k) Cumulative  Remedies.  The remedies  provided herein are cumulative and not exclusive of any remedies provided by law.

     (l) Severability.  If any term, provision,  covenant or restriction of this
Agreement is held by a court of competent  jurisdiction to be invalid,  illegal, void or  unenforceable,  the remainder of the terms,  provisions,  covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected,  impaired or  invalidated,  and the parties hereto shall use their reasonable  efforts to find and employ an alternative means to achieve the same or  substantially  the  same  result  as that  contemplated  by such  term, provision,  covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining  terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (m)  Headings.  The  headings  in this  Agreement  are for  convenience  of reference only and shall not limit or otherwise affect the meaning hereof.

     (n) Pronouns and Plurals.  All pronouns and any variations thereof shall be deemed to refer to the  masculine,  feminine,  singular or plural as the context may require.  All  references  herein to "he," "him" or "his" or "she," "her" or
"hers"  shall  be for  purposes  of  simplicity  and  are not  intended  to be a reference to a particular gender.

       [BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

     IN WITNESS  WHEREOF,  the parties have  executed this  Registration  Rights
Agreement as of the date first written above.

                                       The Quigley Corporation

                                       By:
                                          --------------------------------------
                                       Name:  Guy Quigley
                                       Title: President

                                       -----------------------------------------
                                       David B. Deck

                                       Address:

                                       -----------------------------------------
                                       Cheryl K. Deck

                                       Address:

                                       -----------------------------------------
                                       Sandra K. Sattazahn

                                       Address:

                                       -----------------------------------------
                                       Kristin L. Deck

                                       Address:

                                       -----------------------------------------
                                       Andrew D. Deck

                                       Address:

                                   EXHIBIT "C"

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT  AGREEMENT (this  "Agreement") is made this  ________day of
__________, 2004, between __________________________,  a ___________________, as
employer (hereinafter "Employer"),  and DAVID B. DECK (hereinafter "Employee")

                              W I T N E S S E T H:

     WHEREAS,  the Employer agrees to hire and employ Employee  according to the terms and conditions stated herein; and,

     WHEREAS,  the Employee agrees to render Employer services  according to the terms and conditions stated herein;

     NOW,  THEREFORE,  in  consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. EMPLOYEE'S DUTIES AND TITLE.  Employer hereby employs Employee to render services to  Employer in the title and  capacity  of  President,  with  assigned duties and tasks as specified by Employer's  Board of Directors,  including,  by way of  example  only and  without  limitation:  responsibility  for  Employer's day-to-day  manufacturing  operations  and affairs at the Pharmaloz  facility in
Lebanon,  PA and the Simon Candy facility in  Elizabethtown,  PA. Employee's job description shall be as described on Exhibit "A" attached hereto and made a part hereof.  In no event shall  Employee's job  description or  responsibilities  be materially  changed  without his  consent,  nor shall  Employee be  obligated to relocate  without his consent.  The Employee  hereby accepts such employment for the  period  stated in  Paragraph  2, and  agrees  to  devote  his full time and attention and his best talents and expertise to the duties of employment  hereby accepted by him.

     2.  TERM OF  EMPLOYMENT.  The  term of  Employee's  employment  under  this
Agreement shall commence on the date hereof  ("Commencement  Date") and continue until the close of  business  on December  31,  2006 (the  "Termination  Date"), unless sooner  terminated  pursuant to paragraph 5 of this Agreement;  PROVIDED, however that the term will  automatically  renew on the Termination Date, and on each  subsequent  anniversary of the  Termination  Date (each,  an  "ANNIVERSARY
DATE") for an additional  one-year period unless either party shall give written notice of  non-renewal  to the other not less than  sixty (60) days prior to the
Termination Date or the  then-applicable  Anniversary  Date, in which event this
Agreement shall terminate on the Termination  Date or at the end of the one-year period then in effect.

     3.  COMPENSATION.  As  compensation  to the  Employee  pursuant to services rendered  under this  contract,  the Employer shall pay to Employee and Employee shall accept the following salary, other compensation, and benefits:

          (a)  Employer  shall pay the Employee a base salary at an annual rate, of One Hundred Twenty Five Thousand Dollars ($125,000.00) per year, or such greater amount as the Board of Directors may from time to time determine.

          (b) The  Employee  shall be  entitled to such  bonuses  and  incentive compensation as may be awarded in the discretion of the Board of Directors.

          (c) The Employee shall  receive,  at the  Employer's  expense,  family healthcare coverage through such health insurance plan as is established by
     Employer,  and shall be entitled to  participate  in any  employee  benefit plans established by Employer,  including, without limitation,  pension and profit sharing plans, and savings plans, which are generally  applicable to the  Employer's  employees;  provided,  however,  that  (1) the  Employee's receipt of such benefits is pursuant to and determined by the provisions of such plans, and (2) the Employer  reserves the right to modify or eliminate and or all such plans, so long as Employer maintains and/or makes available employee  benefits  comparable to those available to Employee through JOEL,
     Inc. as of July 1, 2004.

          (d) Employee shall be entitled to participate in the stock option plan sponsored by The Quigley Corporation ("TQC") for officers and executives of
     TQC and  Employer,  and TQC's Board  (through its  Compensation  Committee)
     shall make periodic  determinations whether to award options to Employee in accordance with  determinations  made by such Committee regarding similarly situated officers.

     4. VACATION BENEFITS; EXPENSE REIMBURSEMENT.

          (a) The Employee  shall be entitled to six (6) weeks paid  vacation in each calendar  year (pro rated for 2004) during the term of his  employment hereunder.

          (b) The  Employer  shall  reimburse  the Employee  for  necessary  and appropriate  travel and business expenses incurred by Employee on behalf of the Employer

     5. TERMINATION.  Employee's employment under this Agreement shall terminate upon  occurrence of any of the events  described in the following  subparagraphs
(a) through (c):

          (a) In the event of  Employee's  violation of any of the  covenants of
     this  Agreement,   his  employment  shall   automatically  and  immediately
     terminate; PROVIDED, however, that Employer provides Employee with ten (10)
     days' written notice of any such violation, and Employee has failed to cure the violation  within such 10-day period.  No further  payments or benefits whatsoever  shall be due to the  Employee  or any  beneficiary  under  this
     Agreement as of the date of said violation.

          (b) The  Employer may  terminate  the  employment  of the Employee for
     "cause"  at  any  time,  in  which  event  neither  the  Employee  nor  his
     beneficiaries   or  estate  shall  be  entitled  to  any  further  payments hereunder.  For purposes of this  Agreement,  "cause"  shall mean:

               (i) The misappropriation of funds or property of the Employer;

                                       2

               (ii) Any attempt to obtain  personal  profit from the Employer by actions  that are  adverse to the  interests  of the  Employer;

               (iii) Unreasonable  neglect or refusal to perform duties assigned to him; or

               (iv) Conviction of a felony.

          (c) If the Employee dies during the term of his employment  under this
     Agreement,  his employment shall automatically  terminate, and Employee and his estate and  beneficiaries  shall only be entitled to such benefits,  if any, as are provided under the Employer's  benefit plans in the event of an employee's  death, as well as any compensation due but not paid through the date of death.

     6. COVENANT NOT TO COMPETE. Except as provided in paragraph (b) below:

          (a) Employee agrees, that during the term of his employment under this
     Agreement and for a period of two (2) years thereafter, that:

               (i) He shall not  associate  with,  enter  into the employ of, or render any services to any business  that  competes with Employer or a business  that  conducts  similar  business (as defined  below) to the business of  Employer,  within a  twenty-five  (25) mile radius of the
          Employer's facilities in Lebanon and Elizabethtown, Pennsylvania.

               (ii) He shall not solicit, divert, or induce customers or clients of  Employer to obtain  similar  products  or  services  from  others, including any competitor of the Employer.

               (iii) He shall not acquire any financial interest, other than for full  consideration,  in any  competitor in a similar  business to the business of Employer  (including  any interest in any  publicly-traded entity) that competes with Employer anywhere in the United States.

               "Similar business" as used in the foregoing  subparagraphs  shall
          include,   but  not  be  limited  to,  the  business  of  manufacture, distribution and sale of (a) cold-relief products,  (b) allergy-relief products, and (c) health and nutritional supplements.

          (b) The  provisions  of  paragraphs  (a)(i) - (iii) shall not apply if
     Employee's employment terminates because of a sale, merger,  consolidation, or similar transaction involving the Employer.

     7. CONFIDENTIALITY/SECRECY COVENANTS.

          (a) During the period of his employment hereunder, and for a period of five (5) years thereafter, Employee agrees that he shall not:

                                       3

               (i) Use,  divulge,  or communicate to anyone,  either orally,  in writing,  or by  electronic  means,  the  names  and/or  addresses  of
          Employer's customers or clients, or the details of any transactions or financial  matters of Employer,  whether or not such  information  was available to Employee during his employment.

               (ii) Use,  divulge or  communicate to anyone,  either orally,  in writing, or by electronic means, any Employer trade secrets,  patents, formulas,  processes,  manufacturing  methods,  or  data  supplied  or available to him in connection with his employment.

          (b)  Employee  agrees  that  all  trade  secrets,  formulas,  patents, processes,  manufacturing  methods, data, documents,  equipment,  property,
     customer  and  supplier  information,   financial  information,  sales  and
     marketing  data,  and other  information  provided  to the  Employee by the
     Employer,  or obtained by the Employee,  in the course of, or in connection with, his employment, are and shall remain the property of the Employer and shall  be  returned  to the  Employer  by  the  Employee  immediately  upon termination  of  Employee's  employment,  and no  copies  or  reproductions thereof in any form shall be retained by Employee.

     8.  INJUNCTIVE  RELIEF.  In the event of a breach by Employee of any of the covenants  contained in paragraphs 6 and 7 of this  Agreement,  Employee  agrees that money damages shall not be an adequate remedy for such breach, and Employer shall, in addition to all other remedies for such breach provided for under this
Agreement or applicable  law, have the right to request  immediate and permanent injunctive  relief to enjoin  and  restrain  such  breach  and any  consequences thereof.

     9. EMPLOYER'S  PROPRIETARY RIGHTS.  Employee agrees that all inventions and products  developed by the Employee during the term of his employment under this
Agreement shall be owned by and be the exclusive property of the Employer.

     10. MISCELLANEOUS.

          (a)  This  Agreement  supersedes  any  and  all  prior  agreements  or understandings,  oral or written,  with  respect to the  employment  of the
     Employee with the Employer. This Agreement may not be altered or terminated orally,  and  shall be  modified  only by a  subsequent  written  Agreement executed by both the Employee and the Employer.

          (b) This  Agreement  shall be governed by and  construed in accordance with the laws of the Commonwealth of Pennsylvania.

          (c) This  Agreement  shall be  binding  upon  and  shall  inure to the benefit of the Employer and its successors and assigns; PROVIDED,  however, that  Employer  shall  not  assign  or  transfer  (by  operation  of law or otherwise)  this  Agreement  without the express prior  written  consent of
     Employee.  This  Agreement  shall be  binding  upon and shall  inure to the benefit of the Employee, his heirs, executors and personal representatives, and shall not be  assigned by the  Employee  and any  attempted  assignment shall be in violation of this Agreement and shall be null

                                       4

     and void.

          (d) Whenever  possible,  each  provisions of this  Agreement  shall be interpreted in such a manner as to make all provisions effective and valid;
     but, if any provision in this  Agreement is held to be invalid,  illegal or unenforceable,  such provision will be ineffective without invalidating the remainder of this Agreement.

          (e) All notices,  demands or other communications,  shall be delivered to the Employer or Employee at the following addresses which may be changed from time to time by either party within thirty (30) days' written  notice:

     To the Employer:

                Guy J. Quigley,  President/CEO
                The Quigley Corporation 621
                Shady Retreat Road P.O. Box 1349
                Doylestown, PA 18901

     To the Employee:

                David B. Deck
                31 North Spruce Street
                P.O. Box 488
                Elizabethtown, PA  17022

          (f) All rights and remedies  granted to the Employer  hereunder  shall not be  exclusive,  but shall be in  addition  to all rights  and  remedies available to the Employer at law or in equity.

          (g) Unless otherwise specifically defined within this Agreement, words and phrases  shall be construed and  interpreted  according to their common usage and meaning.  Headings and titles are for reference purposes only and are not to be construed as part of this Agreement.

                                       5

     IN WITNESS WHEREOF,  the Employer,  by its authorized  representative,  and
Employee have caused this  Agreement to be executed and made,  all as of the day and year first written above.

                                            By:
                                               ---------------------------------
                                                            , its

                                            ------------------------------------
                                            David B. Deck ("Employee")

THE QUIGLEY  CORPORATION hereby  unconditionally  and irrevocably  guarantees to
Employee the full and punctual  payment and performance of all obligations  when due of Employer under this Employment Agreement.

                                            THE QUIGLEY CORPORATION

                                            By:
                                               ---------------------------------
                                               Guy J. Quigley, President

                                       6

                                  Exhibit "A"

                     SUMMARY JOB DESCRIPTION FOR PRESIDENT

Essential duties and responsibilities of the President's job is to:
     1.   Establish current and long term objectives, plans and policies subject to approval by the Board of Directors;
     2.   Supervise those employees who report directly to the President and, at minimum, performs annual performance evaluations of those employees;
     3.   Final decision-maker regarding hiring and firing of employees;
     4.   Dispense advice,  guidance,  direction, and authorization to carry out major plans and procedures  consistent with  established  policies and
          Board approval;
     5.   Oversee organization's financial structure;
     6.   Review  operating  results  of the  organization,  comparing  them  to established objectives, and takes steps to help correct unsatisfactory results;
     7.   Establishes  and  maintains  an  effective  system  of  communications throughout the organization;
     8.   Represent  the  organization  with  major  customers,   the  financial
          community, major suppliers, and the public;
     9.   Plus such other duties as directed by the Board of Directors.

                                   EXHIBIT "D"

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT  AGREEMENT (this  "Agreement") is made this  ________day of
__________, 2004, between __________________________,  a ___________________, as
employer (hereinafter "Employer"), and DAVID HESS (hereinafter "Employee")

                              W I T N E S S E T H:

     WHEREAS,  the Employer agrees to hire and employ Employee  according to the terms and conditions stated herein; and,

     WHEREAS,  the Employee agrees to render Employer services  according to the terms and conditions stated herein;

     NOW,  THEREFORE,  in  consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. EMPLOYEE'S DUTIES AND TITLE.  Employer hereby employs Employee to render services to Employer in the title and capacity of Chief Operating Officer,  with assigned  duties  and  tasks as  specified  by  Employer's  Board of  Directors, including,  by way of example only and without  limitation:  responsibility  for production and manufacturing, technical guidance, employee supervision and other matters related to Employer's day-to-day manufacturing operations and affairs at the  Pharmaloz  facility  in  Lebanon,  PA  and  the  Simon  Candy  facility  in
Elizabethtown,  PA.  Employee's job description shall be as described on Exhibit
"A" attached  hereto and made a part hereof.  In no event shall  Employee's  job description or responsibilities  be materially changed without his consent,  nor shall Employee be obligated to relocate without his consent. The Employee hereby accepts  such  employment  for the period  stated in  Paragraph 2, and agrees to devote his full time and  attention  and his best  talents and  expertise to the duties of employment hereby accepted by him.

     2.  TERM OF  EMPLOYMENT.  The  term of  Employee's  employment  under  this
Agreement shall commence on the date hereof  ("Commencement  Date") and continue until the close of  business  on December  31,  2006 (the  "Termination  Date"), unless sooner  terminated  pursuant to paragraph 5 of this Agreement;  PROVIDED, however that the term will  automatically  renew on the Termination Date, and on each  subsequent  anniversary of the  Termination  Date (each,  an  "ANNIVERSARY
DATE") for an additional  one-year period unless either party shall give written notice of  non-renewal  to the other not less than  sixty (60) days prior to the
Termination Date or the  then-applicable  Anniversary  Date, in which event this
Agreement shall terminate on the Termination  Date or at the end of the one-year period then in effect.

     3.  COMPENSATION.  As  compensation  to the  Employee  pursuant to services rendered  under this  contract,  the Employer shall pay to Employee and Employee shall accept the following salary, other compensation, and benefits:

          (a)  Employer  shall pay the Employee a base salary at an annual rate, of One  Hundred  Four  Thousand  Dollars  ($104,000.00)  per year,  or such greater amount as the Board of Directors may from time to time determine.

          (b) Employer shall, during the term of this Agreement, pay the premium for  a  $500,000  term  life  insurance  policy  obtained  by  Employer  in
     Employee's name.  Employer's payment of the premium shall be subject to all applicable federal, state or local employment or withholding taxes.

          (c) The  Employee  shall be  entitled to such  bonuses  and  incentive compensation as may be awarded in the discretion of the Board of Directors.

          (d) The Employee shall  receive,  at the  Employer's  expense,  family healthcare coverage through such health insurance plan as is established by
     Employer,  and shall be entitled to  participate  in any  employee  benefit plans established by Employer,  including, without limitation,  pension and profit sharing plans, and savings plans, which are generally  applicable to the  Employer's  employees;  provided,  however,  that  (1) the  Employee's receipt of such benefits is pursuant to and determined by the provisions of such plans, and (2) the Employer  reserves the right to modify or eliminate and or all such plans, so long as Employer maintains and/or makes available employee  benefits  comparable to those available to Employee through JOEL,
     Inc. as of July 1, 2004.

          (e) Employee shall be entitled to participate in the stock option plan sponsored by The Quigley Corporation ("TQC") for officers and executives of
     TQC and  Employer,  and TQC's Board  (through its  Compensation  Committee)
     shall make periodic  determinations whether to award options to Employee in accordance with  determinations  made by such Committee regarding similarly situated officers.

     4. VACATION BENEFITS; EXPENSE REIMBURSEMENT.

          (a) The Employee  shall be entitled to five (5) weeks paid vacation in each calendar  year (pro rated for 2004) during the term of his  employment hereunder.

          (b) The  Employer  shall  reimburse  the Employee  for  necessary  and appropriate  travel and business expenses incurred by Employee on behalf of the Employer

     5. TERMINATION.  Employee's employment under this Agreement shall terminate upon  occurrence of any of the events  described in the following  subparagraphs
(a) through (c):

          (a) In the event of  Employee's  violation of any of the  covenants of
     this  Agreement,   his  employment  shall   automatically  and  immediately
     terminate; PROVIDED, however, that Employer provides Employee with ten (10)
     days' written notice of any such violation, and Employee has failed to cure the violation  within such 10-day period.  No further  payments or benefits whatsoever  shall be due to the  Employee  or any  beneficiary  under  this
     Agreement as of the date of said violation.

          (b) The  Employer may  terminate  the  employment  of the Employee for
     "cause"  at  any  time,  in  which  event  neither  the  Employee  nor  his

                                       2

     beneficiaries   or  estate  shall  be  entitled  to  any  further  payments hereunder.  For purposes of this  Agreement,  "cause"  shall mean:

               (i) The misappropriation of funds or property of the Employer;

               (ii) Any attempt to obtain  personal  profit from the Employer by actions  that are  adverse to the  interests  of the  Employer;

               (iii) Unreasonable  neglect or refusal to perform duties assigned to him; or

               (iv) Conviction of a felony.

          (c) If the Employee dies during the term of his employment  under this
     Agreement,  his employment shall automatically  terminate, and Employee and his estate and  beneficiaries  shall only be entitled to such benefits,  if any, as are provided under the Employer's  benefit plans in the event of an employee's  death, as well as any compensation due but not paid through the date of death.

          (d) In the event of Employee's  termination  for any reason other than set forth in paragraphs  (a) through (c),  Employee  shall be entitled to a lump-sum  severance  payment equal to nine (9) months'  salary.  No further payments  shall be due to Employee  hereunder.

     6. COVENANT NOT TO COMPETE. Except as provided in paragraph (b) below:

          (a) Employee agrees, that during the term of his employment under this
     Agreement and for a period of two (2) years thereafter, that:

               (i) He shall not  associate  with,  enter  into the employ of, or render any services to any business  that  competes with Employer or a business  that  conducts  similar  business (as defined  below) to the business of  Employer,  within a  twenty-five  (25) mile radius of the
          Employer's facilities in Lebanon and Elizabethtown, Pennsylvania.

               (ii) He shall not solicit, divert, or induce customers or clients of  Employer to obtain  similar  products  or  services  from  others, including any competitor of the Employer.

               (iii) He shall not acquire any financial interest, other than for full  consideration,  in any  competitor in a similar  business to the business of Employer  (including  any interest in any  publicly-traded entity) that competes with Employer anywhere in the United States.

               "Similar business" as used in the foregoing  subparagraphs  shall
          include,   but  not  be  limited  to,  the  business  of  manufacture, distribution and sale of (a) cold-relief products,  (b) allergy-relief products, and (c) health and nutritional supplements.

          (b) The  provisions  of  paragraphs  (a)(i) - (iii) shall not apply if
     Employee's employment terminates because of a sale, merger,  consolidation, or similar transaction involving the Employer.

                                       3

     7. CONFIDENTIALITY/SECRECY COVENANTS.

          (a) During the period of his employment hereunder, and for a period of five (5) years thereafter, Employee agrees that he shall not:

               (i) Use,  divulge,  or communicate to anyone,  either orally,  in writing,  or by  electronic  means,  the  names  and/or  addresses  of
          Employer's customers or clients, or the details of any transactions or financial  matters of Employer,  whether or not such  information  was available to Employee during his employment.

               (ii) Use,  divulge or  communicate to anyone,  either orally,  in writing, or by electronic means, any Employer trade secrets,  patents, formulas,  processes,  manufacturing  methods,  or  data  supplied  or available to him in connection with his employment.

          (b)  Employee  agrees  that  all  trade  secrets,  formulas,  patents, processes,  manufacturing  methods, data, documents,  equipment,  property,
     customer  and  supplier  information,   financial  information,  sales  and
     marketing  data,  and other  information  provided  to the  Employee by the
     Employer,  or obtained by the Employee,  in the course of, or in connection with, his employment, are and shall remain the property of the Employer and shall  be  returned  to the  Employer  by  the  Employee  immediately  upon termination  of  Employee's  employment,  and no  copies  or  reproductions thereof in any form shall be retained by Employee.

     8.  INJUNCTIVE  RELIEF.  In the event of a breach by Employee of any of the covenants  contained in paragraphs 6 and 7 of this  Agreement,  Employee  agrees that money damages shall not be an adequate remedy for such breach, and Employer shall, in addition to all other remedies for such breach provided for under this
Agreement or applicable  law, have the right to request  immediate and permanent injunctive  relief to enjoin  and  restrain  such  breach  and any  consequences thereof.

     9. EMPLOYER'S  PROPRIETARY RIGHTS.  Employee agrees that all inventions and products  developed by the Employee during the term of his employment under this
Agreement shall be owned by and be the exclusive property of the Employer.

     10. MISCELLANEOUS.

          (a)  This  Agreement  supersedes  any  and  all  prior  agreements  or understandings,  oral or written,  with  respect to the  employment  of the
     Employee with the Employer. This Agreement may not be altered or terminated orally,  and  shall be  modified  only by a  subsequent  written  Agreement executed by both the Employee and the Employer.

          (b) This  Agreement  shall be governed by and  construed in accordance with the laws of the Commonwealth of Pennsylvania.

          (c) This  Agreement  shall be  binding  upon  and  shall  inure to the benefit of the Employer and its successors and assigns; PROVIDED,  however,

                                       4

     that  Employer  shall  not  assign  or  transfer  (by  operation  of law or otherwise)  this  Agreement  without the express prior  written  consent of
     Employee.  This  Agreement  shall be  binding  upon and shall  inure to the benefit of the Employee, his heirs, executors and personal representatives, and shall not be  assigned by the  Employee  and any  attempted  assignment shall be in violation of this Agreement and shall be null and void.

          (d) Whenever  possible,  each  provisions of this  Agreement  shall be interpreted in such a manner as to make all provisions effective and valid;
     but, if any provision in this  Agreement is held to be invalid,  illegal or unenforceable,  such provision will be ineffective without invalidating the remainder of this Agreement.

          (e) All notices,  demands or other communications,  shall be delivered to the Employer or Employee at the following addresses which may be changed from time to time by either party within thirty (30) days' written  notice:

     To the Employer:

           Guy J. Quigley,  President/CEO
           The Quigley Corporation
           621 Shady Retreat Road
           P.O. Box 1349
           Doylestown, PA 18901

     To the Employee:

           David Hess
           31 North Spruce Street
           P.O. Box 488
           Elizabethtown, PA  17022

          (f) All rights and remedies  granted to the Employer  hereunder  shall not be  exclusive,  but shall be in  addition  to all rights  and  remedies available to the Employer at law or in equity.

          (g) Unless otherwise specifically defined within this Agreement, words and phrases  shall be construed and  interpreted  according to their common usage and meaning.  Headings and titles are for reference purposes only and are not to be construed as part of this Agreement.

                                       5

     IN WITNESS WHEREOF,  the Employer,  by its authorized  representative,  and
Employee have caused this  Agreement to be executed and made,  all as of the day and year first written above.

                                            By:
                                               ---------------------------------
                                                            , its

                                            ------------------------------------
                                            David Hess("Employee")

THE QUIGLEY  CORPORATION hereby  unconditionally  and irrevocably  guarantees to
Employee the full and punctual  payment and performance of all obligations  when due of Employer under this Employment Agreement.

                                            THE QUIGLEY CORPORATION

                                            By:
                                               ---------------------------------
                                               Guy J. Quigley, President

                                       6

                                  Exhibit "A"

              SUMMARY JOB DESCRIPTION FOR CHIEF OPERATING OFFICER

Essential duties and responsibilities of the Chief Operating Officer is to:
     1.   Oversee all of the production  functions of both  operating  plants to assure  compliance with established  operating  procedures,  including
          quality  assurance   functions,   maintenance   procedures,   material
          acquistion, storage and handling;
     2.   Establish production goals and objectives in line with capabilities of plant  personnel and equipment  parameters,  and reviews those results taking steps to help correct unsatisfactory results;
     3.   Supervise  those employees who report directly to the position and, at minimum, perform an annual performance evaluation of those employees;
     4.   Dispense advice,  guidance,  direction, and authorization to carry out plans and procedures consistent with established policies;
     5.   Review all capital  projects  ascertaining  the  functionality  of the
          project  and  selecting  the  vendor  in   consideration  of  quality,
          functionality, cost, service, and reputation;
     6.   Serves  as  a  technical   point  person  relating  to  new  products,
          ingredients, or processes;
     7.   Represents  the   organization  to  key  contract   customers,   major
          suppliers, and trade organizations;
     8.   Plus such other duties as directed by the President.